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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2001


                                  TICKETMASTER
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-25041               95-4546874
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(State or Other Jurisdiction    (Commission File        (IRS Employer
     of Incorporation)              Number)           Identification No.)


         3701 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA       90010
         --------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (213) 381-2000

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                                EXPLANATORY NOTE


This Amendment to the Current Report on Form 8-K/A is being filed solely for the purpose of filing Exhibit 99.3 (Unaudited Pro Forma Financial Statements of Ticketmaster Online-Citysearch) to the Registrant's Current Report on Form 8-K filed on January 31, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b) PRO FORMA FINANCIAL INFORMATION. The Unaudited Pro Forma Financial Statements of Ticketmaster Online-Citysearch are set forth in Exhibit 99.3 hereto and are incorporated in this Report as if fully set forth herein.

(c) EXHIBITS.

EXHIBIT NO.                       DESCRIPTION

99.3                  Unaudited Pro Forma Financial Statements of
                      Ticketmaster Online-Citysearch


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 14, 2001                     TICKETMASTER



                                            By: /s/ JOHN PLEASANTS
                                                -------------------------------
                                                John Pleasants
                                                Chief Executive Officer


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INDEX TO EXHIBITS

EXHIBIT NO.                       DESCRIPTION

99.3                  Unaudited Pro Forma Financial Statements of
                      Ticketmaster Online-Citysearch

                                       4